Exhibit 10.43

              FIRST AMENDMENT TO THE JOINT SETTLEMENT AGREEMENT AND AGREEMENTS FOR RELEASE OF CLAIMS AND AMENDMENT OF PLAN OF REORGANIZATION

      FIRST AMENDMENT TO THE JOINT SETTLEMENT AGREEMENT AND AGREEMENTS FOR RELEASE OF CLAIMS AND AMENDMENT OF PLAN OF REORGANIZATION (this "Amendment") dated as of August [__], 2003 among GENSCI ORTHOBIOLOGICS, INC. ("Ortho") and GENSCI REGENERATION SCIENCES, INC. ("Regeneration" and together with Ortho, "GenSci") and OSTEOTECH, INC. ("Osteotech").

      The parties hereto are parties to the Joint Settlement Agreement and Agreements for Release of Claims and Amendment of Plan of Reorganization dated as of May 29, 2003 (the "Settlement Agreement") and wish to amend the Settlement Agreement in light of the June 3, 2003 announcement that GenSci and IsoTis S.A. ("IsoTis") signed a definitive merger agreement. Accordingly, the parties hereto hereby agree as follows:

      Section 1. Definitions. Defined terms used but not defined herein shall have the respective meanings ascribed to such terms in the Settlement Agreement. The Settlement Agreement (including any amendments thereto) shall be construed in accordance with the laws of the State of California without reference to any internal conflicts of law provisions.

      Section 2. Amendments to Settlement Agreement. The Settlement Agreement shall be amended as follows:

            (a) Paragraph 10 of the Settlement Agreement. Paragraph 10 of the Settlement Agreement shall be amended by deleting it in its entirety and replacing it with the following:

            "10. GenSci acknowledges that payments made to Osteotech pursuant to this Settlement Agreement are a contemporaneous exchange of consideration for damages resulting from GenSci's infringement of the `558 and `655 patents, taking into account the risks of litigation, and shall not be construed as a reasonable royalty. For purposes of implementing this settlement, Osteotech shall be deemed to have an Allowed Undisputed Unsecured Claim of $7,500,000 plus interest to be paid under the terms of the Plan as follows:

            (a) In the event that the Plan of Arrangement of GenSci Regeneration Sciences, Inc. ("Regeneration") under the British Columbia Company Act implementing the terms of the Arrangement Agreement between Regeneration and IsoTis S.A. ("IsoTis")(the "Plan of Arrangement")

                  (1) is approved by the special resolution of the shareholders of Regeneration;

                  (2) is approved by Final Order of the British Columbia Supreme Court; and

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                  (3) a certified copy of the Final Order is filed with, and accepted by, the British Colombia Registrar of Companies;

                        (A) No later than two (2) business days after the
                  effective date (the "Effective Date") of GenSci
                  OrthoBiologics, Inc.'s Plan, GenSci shall pay Osteotech the sum of US$2,500,000 by wire transfer of such funds to an account to be designated by Osteotech.

                        (B) In addition to the payment set forth in paragraph
                  10(a)(A) herein, GenSci shall pay or cause to be paid to Osteotech the sum of US$5,000,000, to be paid in twenty (20) consecutive calendar quarterly installments, each in the amount of US$250,000; provided, however, that GenSci shall have the right to prepay any outstanding amounts at any time. The first quarter payment shall be made by the tenth day of the first full quarter following the Effective Date and thereafter the quarterly payments shall be made on or before the first business day of the quarter. Additionally, with each quarterly payment described herein, GenSci shall pay accrued interest at the federal judgment rate (up to a cap of 3% per annum), calculated at the rate in existence for the week preceding the end of the quarter, on the portion of the US$5,000,000 outstanding from time to time, commencing on the Effective Date. If GenSci is in default of any payment due under this paragraph, then Osteotech shall provide GenSci with written notice of such default by facsimile, e-mail or overnight courier to the address specified herein. Upon the sending of that notice, GenSci shall have thirty (30) calendar days to cure such default. If the default is not cured within that period, Osteotech, without limiting its rights under applicable law, shall have the right to accelerate all payments then owed under this paragraph and as may be fully set forth in the Plan, with all rights and remedies including but not limited to 11 U.S.C. ss. 1112, and remedies related to the drawing on a clean, irrevocable, standby letter of credit as set forth in Paragraph 12 hereof.

            (b) In the event that the Plan of Arrangement

                (1) is not approved by the special resolution of the shareholders of Regeneration; or

                (2) is not approved by Final Order of the British Columbia Supreme Court; or

                (3) a certified copy of the Final Order is not filed with, and accepted by, the British Colombia Registrar of Companies;

                        (A) no later than two (2) business days after the
                  Effective Date, GenSci shall pay Osteotech the sum of US$1,000,000 by wire transfer of such funds to an account to be designated by Osteotech.

                        (B) In addition to the payment set forth in paragraph
                  10(b)(A) herein, GenSci shall pay or cause to be paid to Osteotech the sum of US$6,500,000, to be paid in twenty (20) consecutive calendar quarterly installments, each in the amount of US$325,000; provided, however, that GenSci shall have the right to prepay any


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                  outstanding amounts at any time. The first quarter payment shall be made by the tenth day of the first full quarter following the Effective Date and thereafter the quarterly payments shall be made on or before the first business day of the quarter. Additionally, with each quarterly payment described herein, GenSci shall pay accrued interest at the federal judgment rate (up to a cap of 3% per annum), calculated at the rate in existence for the week preceding the end of the quarter, on the portion of the US$6,500,000 outstanding from time to time, commencing on the Effective Date. If GenSci is in default of any payment due under this paragraph, then Osteotech shall provide GenSci with written notice of such default by facsimile, e-mail or overnight courier to the address specified herein. Upon the sending of that notice, GenSci shall have thirty (30) calendar days to cure such default. If the default is not cured within that period, Osteotech, without limiting its rights under applicable law, shall have the right to accelerate all payments then owed under this paragraph and as may be fully set forth in the Plan, with all rights and remedies including but not limited to 11 U.S.C. ss. 1112, and remedies related to the drawing on a clean, irrevocable, standby letter of credit as set forth in Paragraph 12 hereof."

            (b) Paragraph 11 of the Settlement Agreement. Paragraph 11 of the Settlement Agreement shall be amended by deleting it in its entirety and replacing it as follows:

            "11. The obligations to Osteotech under Paragraph 10 herein, shall be evidenced by, and shall be subject to the terms and conditions of the Plan and as set forth in a promissory note in the form of Exhibit B hereto (the "Promissory Note") in the principal amount of: (i) US $5,000,000 in the event the conditions set forth in paragraph 10(a) are satisfied or
      (ii) US $6,500,000 otherwise, with such Promissory Note being executed by GenSci in favor of Osteotech and delivered on or before two (2) days after the Effective Date. Forthwith upon the payment in full by GenSci to Osteotech of US $5,000,000 or US $6,500,000 plus accrued interest calculated in accordance with paragraph 10, Osteotech shall return the Promissory Note to GenSci for cancellation, shall execute all documents permitting the cancellation of the Letter of Credit without its being drawn down and shall execute all documents to terminate the Security Agreement, if any."

            (c) Paragraph 12 of the Settlement Agreement. Paragraph 12 of the Settlement Agreement shall be amended by (i) deleting from the first sentence the language " or an irrevocable escrow agreement satisfactory to Osteotech (the "Escrow Agreement")"; (ii) adding the following language to the end of the first sentence: "provided, however, that the Letter of Credit shall reduce in principal amount after the most recent quarterly payment has been made and becomes final and not subject to avoidance, to reflect the most current amount owed by GenSci." and (iii) deleting the second sentence thereof in its entirety and replacing it with the following:

            "In the event of default and acceleration pursuant to Paragraph 10 herein, and as amplified by the Plan, or if the Letter of Credit is not renewed or expires prior to Osteotech's receipt of all sums due pursuant to Paragraph 10 herein, Osteotech shall have the right to present a sight draft on the Letter of Credit in the aggregate accelerated


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      amount upon presentation of an officer's certificate stating that an event of default has occurred and the time for any cure has elapsed. The Parties agree that amounts provided as security for the Letter of Credit do not constitute property of the GenSci estates as defined in 11 U.S.C. ss.
      541."

            (d) Paragraph 13 of the Settlement Agreement. Paragraph 13 of the Settlement Agreement shall be amended by deleting the first sentence thereof in its entirely and replacing it with the following:

            "In the event the conditions set forth in Paragraph 10(a) are satisfied, Paragraph 13 shall have no force or effect. However, in the event that the Plan of Arrangement

            (a) is not approved by the special resolution of the shareholders of Regeneration; or

            (b) is not approved by Final Order of the British Columbia Supreme Court; or

            (c) a certified copy of the Final Order is not filed with, and accepted by, the British Colombia Registrar of Companies,

      in addition to the Letter of Credit in the amount of US $5,000,000, GenSci shall secure the remaining balance of US$1,500,000 due to Osteotech pursuant to Paragraph 10(b) herein by delivering to Osteotech as a part of the Plan on or before the Effective Date a Security Agreement in the form of Exhibit C hereto (the "Security Agreement"), pursuant to which GenSci grants Osteotech an attached and perfected security interest to secure the balance of US$1,500,000, in all personal property of GenSci, including but not limited to all now existing or after acquired accounts, inventory, equipment, general intangibles and intellectual property."

            (e) Paragraph 16 of the Settlement Agreement. Paragraph 16 of the Settlement Agreement shall be amended by deleting subparagraph (ii) thereof in its entirety and replacing it with the following:

            "(ii) use its reasonable best efforts to obtain confirmation of the Plan as promptly as practicable, and in any event no later than December 31, 2003, or such later date as may be approved by Osteotech, which approval shall not be unreasonably withheld, and proceed diligently to obtain the dismissal of all appeals, applications and motions for reconsideration with respect to the disclosure statement, Plan, other order or ruling or order confirming the plan, as promptly as practicable."

            (f) Paragraph 23 of the Settlement Agreement. Paragraph 23 of the Settlement Agreement shall be amended by deleting it in its entirety and replacing it with the following:

            "23. GenSci shall have the right to assign or transfer any of its rights and obligations under this Settlement Agreement (including without limitation, its rights under Paragraph 19 of this Settlement Agreement) provided that the assignee assumes all of GenSci's obligations under this Settlement Agreement. GenSci shall remain liable for


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      its obligations under this Settlement Agreement, and the issuer of any
      Letter of Credit shall remain liable for its obligations under the Letter of Credit, notwithstanding any such assignment. All rights and benefits of GenSci under this Settlement Agreement (including Paragraph 19 hereto) will remain vested in GenSci following the consummation of the Plan of Arrangement and the change in control of GenSci (without the necessity of delivering an assumption agreement in connection with this Paragraph 23 of this Settlement Agreement) and all such rights and benefits may be assigned to a third party, provided the requirements set forth in this paragraph are satisfied."

            (g) New Paragraph 28 of the Settlement Agreement. The Settlement Agreement shall be amended by adding a new Paragraph 28 which shall state as follows:

            "28. GenSci agrees that it will not amend the Arrangement Agreement between Regeneration and IsoTis:

            (a) with respect to the Effective Date or the Termination Date (as those terms are used in the Arrangement Agreement); or

            (b) to adversely impact upon the obligations of IsoTis contained in Sections 6.8 and 7.14 of the Arrangement Agreement

      without the prior approval of Osteotech, which approval shall not be unreasonably withheld. Osteotech shall have two (2) business days to consider such amendment(s) and, absent GenSci's receipt of written objections within such two-day period, shall be deemed to consent to such amendment. GenSci further agrees that it shall not agree to any other revisions or amendments to the Arrangement Agreement or to the Plan of Arrangement without first providing a copy of such proposed revisions or amendments to Osteotech at least two (2) business days prior to such amendments or revisions becoming operative."

            (h) New Paragraph 29 of the Settlement Agreement. The Settlement Agreement shall be amended by adding a new Paragraph 29 which shall state as follows:

            "Osteotech will agree to the entry of an order of dismissal of the Regeneration Chapter 11 Case, provided, however, that such order shall be subject to revocation in the event that the Plan of Arrangement:

                  (a) is not approved by the special resolution of the shareholders of Regeneration; or

                  (b) is not approved by Final Order of the British Columbia Supreme Court; or

                  (c) a certified copy of the Final Order is not filed with, and accepted by, the British Colombia Registrar of Companies.


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                  Furthermore, so long as Osteotech receives the treatment under
                  GenSci OrthoBiologics, Inc.'s Plan as provided for in the Settlement Agreement (including any subsequent amendments), Osteotech shall support such Plan and any disclosure statement filed in connection with such Plan."

            (i) New Paragraph 30 of the Settlement Agreement. The Settlement Agreement shall be amended by adding a new Paragraph 30 which shall state as follows:

            "The Parties agree to reserve their respective rights with regard to the disposition of funds held by GenSci pursuant to the Bankruptcy Court's May 17, 2002 Order."

            Section 3. Settlement Agreement Otherwise Unchanged. Except as amended herein, the Settlement Agreement shall remain unchanged and in full force and effect and its provisions are hereby confirmed and ratified.

            Section 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

            Section 5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

OSTEOTECH, INC.                              GENSCI ORTHOBIOLOGICS, INC.



By: /s/ Michael J. Jeffries                  By:  /s/ Douglas C. Watson
   ---------------------------                  -----------------------------
Name:  Michael J. Jeffries                   Name:  Douglas C. Watson
Title: Exec. Vice Pres, CFO                  Title: CEO & President

Date: 8/21/03                                Date: 8/16/03

                                             GENSCI REGENERATION SCIENCES, INC.



                                             By:  /s/ Douglas C. Watson
                                                -----------------------------
                                             Name: Douglas C. Watson
                                             Title: CEO & President

                                             Date: 8/16/03


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